================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)  August 9, 2001
                                                          ----------------


                              MATLACK SYSTEMS, INC.
                   (DEBTOR-IN-POSSESSION AS OF MARCH 29, 2001)
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-10105               51-0310173
-------------------------------    ----------------------    ----------------
(State or other jurisdiction of    Commission File Number   (I.R.S. Employer
 incorporation or organization)                            Identification No.)


 One Rollins Plaza, Wilmington, Delaware                      19803
------------------------------------------             ------------------
 (Address of principal executive offices)                  (Zip Code)

                                 (302) 426-2700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

Item 5.   Other Events.
----------------------

The Company announced that it has signed definitive agreements with Quality Distribution, Inc., Superior Bulk Logistics, Inc. and others. Content of a press release issued August 6, 2001 is as follows:

     Matlack Systems, Inc. ("Matlack") (OTCBB - Symbol MLKI) announced today that it has signed definitive agreements with Quality Distribution, Inc., Superior Bulk Logistics, Inc. and other parties to sell certain terminals, equipment and other assets to these companies. The purchasers also will assume certain real property and equipment leases and have indicated an intent to continue to service the customers at the respective terminals. The aggregate value of these transactions is approximately $22 million and the assets being sold are responsible for more than one-half of the Company's volume of business. These transactions are subject to the approval of the Bankruptcy Court.

     Also, the Company has signed letters of intent to sell other terminals and additional trailers and tractors to four unrelated parties. The Company's remaining terminals are in the process of being closed with all operations expected to cease by August 31, 2001. All remaining assets will be disposed of or sold.

     The net proceeds received from the asset sales described in this press release will be applied to outstanding debts of the Company. The Company does not anticipate that the aggregate net proceeds from prior sales of assets, the sales of assets described in this press release, future sales of assets and other proceeds will be sufficient to permit any distribution to stockholders.

     Certain statements and information presented in this press release are intended to be, and are hereby identified as, "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. Actual events or results may differ materially from the forward-looking statements and information set forth herein.


                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934,the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:       August 9, 2001                      Matlack Systems, Inc.
      --------------------------------------

                                                By:  /s/ Patrick J. Bagley
                                                     ----------------------
                                                     Patrick J. Bagley
                                                     Vice President- Finance
                                                     and Treasurer